UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or15(d) of the
Securities Exchange Act of 1934
Date of Report: April 21, 2015
(Date of earliest event reported)

CRYSTAL ROCK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-31797 (Commission File Number)	03-0366218 (IRS Employer Identification Number)

1050 Buckingham St., Watertown, CT (Address of principal executive offices)	06795 (Zip Code)

860-945-0661 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           On April 21, 2015, the Board of Directors designated David Jurasek, the Company’s Vice President of Finance and Assistant Secretary, as its principal financial officer and principal accounting officer, effective at the close of business on May 1, 2015.  Mr. Jurasek, age 56, joined Crystal Rock in September 1995 and has served as its Controller, Director of Finance and Vice President of Finance.  His 2014 calendar year compensation, including the value of a Company-provided automobile, was $181,665.  Mr. Jurasek holds an M.B.A. degree from the University of Connecticut School of Business.  His experience extends to overseeing daily accounting operations, forecasting and budgeting, tax reporting and compliance, assisting in SEC and SOX compliance and running M&A financial analysis.  Mr. Jurasek is the husband of Cheryl Jurasek, the Company’s Vice President of Human Resources.  Her 2014 calendar year compensation, including the value of a Company-provided automobile, was $132,189.

(d)           On April 21, 2015, the Board of Directors set the size of the full Board at seven and appointed Bruce MacDonald to fill the vacancy on the Board, effective at the start of business on May 1, 2015.  As previously disclosed, Mr. MacDonald, age 55, is resigning as our Chief Financial Officer that day in order to pursue another opportunity.  Mr. MacDonald has been  Chief Financial Officer and Treasurer of Crystal Rock and its predecessor Vermont Pure Holdings since May 1993.  He has served as corporate secretary since June 1999 and will continue to be Secretary of the Company.  From 1987 to May 1993, Mr. MacDonald was controller of Cabot Cooperative Creamery Incorporated.  He is joining Koffee Kup Bakery, Inc. in Burlington, Vermont, as Chief Financial Officer of that company.

There are no transactions involving Mr. MacDonald of the type required to be reported by Regulation S-K, Item 404(d) (applicable to smaller reporting companies).

Item 5.07.   Submission of Matters to a Vote of Security Holders.

(a)           On April 21, 2015, Crystal Rock Holdings, Inc. held its annual meeting of stockholders.  Of the 21,358,411 shares of voting stock outstanding at the close of business on February 23, 2015, the record date, the holders of 19,085,260 shares were present or represented at the meeting.  Of that number, broker non-votes accounted for 5,055,187 shares, which were not voted for Proposal 1.

(b)           Proposal 1 was the election of directors.  All six incumbent directors were reelected.  The votes cast are summarized as follows:

Director	Number of Shares Voted For	Number of Shares for Which Authority was Withheld

John B. Baker	11,325,724	2,704,349
Peter K. Baker	11,319,080	2,710,993
Martin A. Dytrych	11,679,209	2,350,864
John M. LaPides	11,678,009	2,352,064
Ross S. Rapaport	11,330,722	2,699,351
Lori J. Schafer	11,679,411	2,350,662

Proposal 2 was ratification of the appointment of Wolf & Company P.C. as the Company’s independent auditor for fiscal 2015.  The ratification was approved by a vote of 15,472,299 votes FOR, 3,586,792 votes AGAINST, and 26,169 votes to ABSTAIN.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2015	CRYSTAL ROCK HOLDINGS, INC. By: /s/ Peter K. Baker Peter K. Baker Chief Executive Officer